UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 27, 2009 (April 24, 2009)
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 24, 2009, Commercial Metals Company (the “Company”) entered into an Amendment (the “Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated April 30, 2008 (the “RPA”), among CMC Receivables, Inc., the Company, Liberty Street Funding LLC (“Liberty”), Gotham Funding Corporation (“Gotham”), The Bank of Nova Scotia (“Scotia”) and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch (“BTMU”). Defined terms used herein and not defined herein have the meanings assigned to such terms in the RPA, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K, filed May 2, 2008.
     Pursuant to the Amendment, Liberty, Gotham, Scotia, and BTMU each waived any Termination Event arising under Section 10.01(r) of the RPA as a result of the average Default Ratio for the three consecutive Accounting Periods ended March 31, 2009 exceeding 3%.
     In addition, the Amendment amended (i) Section 1.01 of the RPA to (a) change the definition of “Commitment Termination Date” from April 24, 2009 to May 26, 2009 and (b) change the definition of “Expiration Date” from April 24, 2009 to May 26, 2009 and (ii) Section 5.06 of the RPA to provide that the Deferred Purchase Price, with respect to any day during the period of time from April 24, 2009 to, but excluding, May 26, 2009, would be increased by the Portfolio Performance Reserve, as such term is defined in the Amendment.
     The Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is furnished with this Form 8-K.
10.1	Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated April 24, 2009 (the “RPA”), among CMC Receivables Inc., the Company, Liberty Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: April 27, 2009	By:	/s/ Murray R. McClean
		Name:	Murray R. McClean
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated April 24, 2009 (the “RPA”), among CMC Receivables Inc., the Company, Liberty Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch.